Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill
5.
Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions (3)	Digital Wallets (4)	Total
December 31, 2021	$1,796,591	$1,853,446	$3,650,037
Additions (1)	—	284,239	284,239
Purchase price adjustments (2)	—	(11,938)	(11,938)
Foreign exchange	—	(41,019)	(41,019)
Impairment	(1,159,145)	(723,042)	(1,882,187)
December 31, 2022	$637,446	$1,361,686	$1,999,132
Foreign exchange	—	24,270	24,270
December 31, 2023	$637,446	$1,385,956	$2,023,402

(1)
Additions to goodwill within the Digital Wallet segment related to SafetyPay (See Note 14).
(2)
Purchase price adjustments mainly related to deferred tax asset on SafetyPay net operating losses.
(3)
Accumulated impairment loss was $1,159,145 as of December 31, 2023 and 2022 and $0 as of December 31, 2021 within the Merchant Solutions segment.
(4)
Accumulated impairment loss was $723,042 as of December 31, 2023 and 2022 and $0 as of December 31, 2021 within the Digital Wallets segment.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. Due to a sustained decline in stock price and market capitalization in the current year, we concluded that an impairment indicator of goodwill was present in both the Merchant Solutions and Digital Wallets segments as of June 30, 2023. In addition, as a result of the current market environment and regulatory restrictions in the Digital Wallets segment, an impairment indicator was identified in the Digital Wallets segment as of December 31, 2023. Impairment indicators related to a sustained decline in stock price was identified in the prior year in both segments as of March 31, 2022 and June 30, 2022.

We performed a goodwill impairment test as of the respective reporting periods, including the annual impairment test date, using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long term growth rates.

Selected multiples were determined based on guideline comparable companies’ and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Failure to achieve the future cash flows, changes in key assumptions or further decline in the stock price or the fair value of our debt may cause a future impairment of goodwill at the reporting unit level.

Based on the analysis' performed, no goodwill impairment expense was recognized during the year ended December 31, 2023. Goodwill impairment expense for the years ended December 31, 2023, 2022 and 2021 was $0, $1,159,145 and $0, respectively, in the Merchant Solutions segment and $0, $723,042 and $0, respectively, in the Digital Wallets segment. There have been no other events or changes in circumstances subsequent to the testing date that would indicate further impairment of these reporting units.